UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On March 1, 2018, the Board of Directors (the “Board”) of T2 Biosystems, Inc. (the “Company”) adopted the T2 Biosystems, Inc. Inducement Award Plan (the “Inducement Award Plan”). The Inducement Award Plan provides for the grant of equity-based awards in the form of non-qualified stock options, restricted stock awards, restricted stock unit awards, dividend equivalent awards, stock payment awards and stock appreciation rights. The Inducement Award Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules.

The Board has reserved 625,000 shares of the Company’s common stock for issuance pursuant to awards granted under the Inducement Award Plan, and the Inducement Award Plan will be administered by the Compensation Committee of the Board. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the Inducement Award Plan may only be made to an employee who has not previously been an employee or member of the Board or any parent or subsidiary, or following a bona fide period of non-employment by the Company or a parent or subsidiary, if he or she is granted such award in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

A complete copy of the Inducement Award Plan, the form of stock option agreement, the form of restricted stock agreement and the form of restricted stock unit agreement to be used thereunder is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above description of the Inducement Award Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	T2 Biosystems, Inc. Inducement Award Plan and form of stock option agreement, form of restricted stock agreement and form of restricted stock unit agreement thereunder.

EXHIBIT INDEX

Exhibit No.	Description

10.1	T2 Biosystems, Inc. Inducement Award Plan and form of stock option agreement, form of restricted stock agreement and form of restricted stock unit agreement thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2018	T2 BIOSYSTEMS, INC.

	By:	/s/ John McDonough
John McDonough
President and Chief Executive Officer